UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 27, 2006

Lifetime Brands, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-19254 (Commission File Number)	11-2682486 (IRS Employer Identification No.)

One Merrick Avenue, Westbury, New York, 11590
(Address of Principal Executive Offices)(Zip Code)

(Registrant’s Telephone Number, Including Area Code) 516-683-6000

(Former Name or Former Address, if Changed Since Last Report) N/A

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Acquisition or Disposition of Assets

On April 27, 2006, Syratech Acquisition Corporation, a Delaware corporation (the “Purchaser”), purchased from Syratech Corporation, a Delaware corporation (“Syratech”), Wallace International de P.R., Inc., a Delaware corporation (“Wallace”), Syratech (H.K.) Limited, a Hong Kong corporation (“Limited”), and CHI International, Inc., a Maryland corporation (“CHI International” and, together with Syratech, Wallace and Limited, the “Sellers”) substantially all of the assets used or held for use by Sellers in the conduct of the Business (as defined below) and Purchaser assumed certain of the liabilities and obligations of Sellers with respect to the business, all upon the terms and conditions of an Asset Purchase Agreement dated as of March 8, 2006 by and among Sellers, Purchaser and Lifetime Brands Inc. (“Lifetime” or the “Company”), a Delaware corporation and the owner of all of the outstanding shares of capital stock of the Purchaser.

Capitalized terms used herein which are not defined have the meanings ascribed thereto in the Asset Purchase Agreement, a copy of which was filed by the Company as an exhibit to the Company’s Form 8-K dated March 8, 2006.

Prior to the closing of the purchase, the Sellers designed, licensed, manufactured, imported, marketed and sold, at wholesale (for ultimate sale to consumers through various channels including department stores, high end specialty stores, jewelers, mass merchants and discounters) and by direct marketing and internet marketing, a variety of high quality branded products for the home, including: (i) tabletop products: including sterling silver flatware, stainless steel flatware, silver plated hollowware, dinnerware, glassware, crystal, giftware and alternative metal products; (ii) frames: including photo albums, picture frames and photo storage products; and (iii) home décor products: including lighting, giftware, ceramics, holiday items, decorative glassware, wall and garden products (the “Business”). Following the closing, the Purchaser will be carrying on the business previously conducted by Sellers.

Upon the terms and subject to the conditions contained in the Asset Purchase Agreement the Purchaser purchased all right, title and interest in and to the following properties of the Sellers (collectively, the “Acquired Assets”):

(a)	all right to conduct the Business (including the exclusive right to sell any and all of the Products and the exclusive right to sell and manage all of the product lines and brand names);

(b)	all receivables including accounts receivable;

(c)	all right, title and interest in and to the real property in Crisfield, Maryland known as “Carvel Hall”, the lease with respect thereto and the buildings, improvements and furniture and fixtures thereat;

(d)	all of the Sellers’ worldwide right, title, and interest in, to and under the Sellers Intellectual Property and all Intellectual Property Licenses as defined in the Asset Purchase Agreement;

(e)	all inventory;

(f)	all furniture and equipment;

(g)	the Leases and the Leased Real Property as defined in the asset purchase agreement, including any leasehold interest or other use and occupancy rights and interests, rights of way, and easements with or in favor or for the benefit of one or more of the Sellers therein, and any furniture and fixtures related thereto (but not the leasehold interest in the Owned Real Property as defined in the Asset Purchase Agreement);

(h)	the Tangible Personal Property and any leases of any Tangible Personal Property set forth on Schedule 2.1(viii) of the Asset Purchase Agreement;

(i)	the Contracts (as defined by the Asset Purchase Agreement) listed on Schedule 2.1(ix) of the Asset Purchase Agreement;

(j)	all prepaid expenses, advances (including prepaid royalties) , credits and deposits (other than the items listed on Schedule 2.2(viii) of the Asset Purchase Agreement);

(k)	copies of any and all records;

(l)	the names of each of the Sellers, including but not limited to “Syratech,” and any and all derivatives and similar names;

(m)	all rights related to any portion of the Acquired Assets, including any express or implied third party warranties, guarantees, representations, covenants, indemnities, and other similar contractual rights or claims as to third parties held by or in favor of any Seller and arising out of, resulting from or relating to the Acquired Assets, including, but not limited to, any warranties or claims with respect to damaged or defective goods;

(n)	all rights to insurance and condemnation proceeds relating to any damage, destruction, taking or other similar impairment of any of the Business or any of the Acquired Assets;

(o)	all rights to obtain any permits with respect to the Business (and to the extent assignable in connection with the Acquisition Transactions, as defined in the Asset Purchase Agreement, all such assignable Permits); and

(p)	all goodwill related to the foregoing.

The Acquired Assets did not include the following properties (collectively, the “Excluded Assets”):

(a)	the purchase price hereunder;

(b)	all cash and cash equivalents and marketable securities on hand or on deposit;

(c)	the Vera Wang Assets;

(d)	the Vera Wang License;

(e)	all minute books, stock records and corporate seals of any of the Sellers;

(f)	the shares of capital stock of any of the Sellers held in treasury;

(g)	the shares of capital stock of any subsidiary of any of the Sellers, except as may be provided in Section 7.17 of the Asset Purchase Agreement.

(h)	without duplication of any matters set forth in Section 7.14 of the Asset Purchase Agreement, those rights relating to deposits listed on Schedule 2.2(viii) of the Asset Purchase Agreement;

(i)	all insurance policies of the Sellers and all rights thereunder (except to the extent specified in item (xv) of Section 2.1 of the Asset Purchase Agreement);

(j)	all of the Sellers’ contracts listed on Schedule 2.2(x) of the Asset Purchase Agreement;

(k)	any tax asset, such as tax refunds receivable; and

(l)	items listed on Schedule 2.2(xii) of the Asset Purchase Agreement.

The Purchaser assumed only the following liabilities of the Sellers incurred in connection with Acquired Assets and the operation of the Business in the ordinary course of business, and no others (collectively, the “Assumed Liabilities”).

(a)	the liabilities of the Sellers with respect to periods after the closing under and in connection with (A) the leases with respect to the Leased Real Property and (B) the Owned IP Rights and the Licensed IP Rights as defined in the Asset Purchase Agreement;

(b)	the liabilities of the Sellers arising under the Purchased Contracts (as defined in the Asset Purchase Agreement), with respect to periods after the closing (other than any liability set forth on Schedule 2.4(ii) of the Asset Purchase Agreement) or arising out of or relating to a breach by the Sellers of such Purchased Contract that occurred prior to the closing);

(c)	the liabilities that are attributable to or arising out of the ownership or operation of any Acquired Assets or the Business with respect to periods after the closing;

(d)	the liabilities set forth on Schedule 2.4(iv) of the Asset Purchase Agreement;

(e)	the liabilities arising in connection with the Legal Proceedings listed on Schedule 5.19 of the Asset Purchase Agreement (but not any of the items listed on the continuation portion of Schedule 5.19 of the Asset Purchase Agreement titled “Proof of Claim Status – Unresolved Claims,” not any of the items listed in the “Second Omnibus Objection to Allowance of Claims attached to Schedule 5.19 of the Asset Purchase Agreement, or titled “Proof of Claim Status – Unresolved Claims,” or any of the items referred to on the “Order Granting the Reorganized Debtors’ First Omnibus Objection to Allowance of Claims attached to Schedule 5.19 of the Asset Purchase Agreement) and liabilities arising in connection with any legal proceeding arising after the closing with respect to an event, fact or circumstance that occurred or existed prior to the closing, provided that if the Purchaser is required to pay any amount in respect of any such legal proceeding in excess of the amount, if any, accrued therefor on the closing date working capital calculation, the Purchaser shall be entitled to reimbursement from the indemnity escrow for such excess amount as a loss indemnifiable pursuant to Article XII of the Asset Purchase Agreement; provided, further, that nothing in this clause (v) shall preclude the Purchaser from seeking indemnification for any matter that may constitute a breach of any of the Sellers’ representations and warranties hereunder; and provided further, that nothing herein (including without limitation Section 2.4(v) of the Asset Purchase Agreement) shall result in the Purchaser from assuming any Excluded Liability;

(f)	any liabilities related to the retirement benefits payable to each of Alan Kanter, Faye Florence and Mel Levine, pursuant to the employment agreements between each of those persons and Syratech, as reflected in the unaudited year-end financial Statements;

(g)	any accrued employment-related liabilities with respect to vacation, severance and other benefits owing as of 12:00:01a.m. on the closing date, all of which obligations and liabilities shall be reflected in the closing date working capital calculation prepared pursuant to Section 3.5(a) of the Asset Purchase Agreement;

(h)	the liabilities arising from or relating to the employment or services of any employee (i.e., accrued salaries, wages and associated items) with respect to incomplete pay periods as of the 12:00:01a.m. on the closing date, all of which obligations and liabilities shall be reflected in the closing date working capital calculation prepared pursuant to Section 3.5(a) of the Asset Purchase Agreement;

(i)	any accrued obligations for matching contributions or other related payable with respect to any Employee Benefit Plans to the extent reflected as a payable in the closing date working capital calculation prepared pursuant to Section 3.5(a) of the Asset Purchase Agreement.

(j)	any accounts payable (including, for the avoidance of doubt, (i) invoiced accounts payable and (ii) accrued but uninvoiced accounts payable), and other accrued expenses owing as of 12:00:01a.m. on the closing date and incurred in the ordinary course of business;

(k)	the portion of the Transfer Taxes payable by the Purchaser under Section 10.3 of the Asset Purchase Agreement; and

(l)	any tax reflected as a liability on the final closing date balance sheet (but not any tax referred to in item (vi) of Section 2.5 of the Asset Purchase Agreement ).

The Purchaser only assumed the liabilities of the Sellers expressly set forth in Section 2.4 of the Asset Purchase Agreement. Without limiting the generality of the foregoing, the Purchaser did not assume and the Sellers remain responsible for and shall promptly pay, perform and discharge, any and all of the other Liabilities of the Sellers (the “Excluded Liabilities”), such that the Purchaser will incur no liability in connection therewith, and the Sellers shall forever indemnify the Purchaser and Purchaser Indemnitees with respect to and shall forever hold the Purchaser and Purchaser Indemnitees harmless from and against all such Excluded Liabilities, including but not limited to the following:

(a)	any liability of any of the Sellers arising from a breach of a representation or warranty in the Asset Purchase Agreement on its part or its failure to fully, faithfully and promptly perform any agreement or covenant on its part contained in the Asset Purchase Agreement;

(b)	any liability of any of the Sellers to the extent that such Seller shall be indemnified by an insurer;

(c)	any expenses of the Sellers incurred in connection with the transactions contemplated under the Asset Purchase Agreement;

(d)	any liabilities relating to an Excluded Asset, including without limitation any liability relating to a contract of the Sellers that is not included as a Purchased Contract on Schedule 2.1(ix) of the Asset Purchase Agreement;

(e)	any liabilities related to the Rauch discontinued operations liabilities;

(f)	any liability for taxes attributable to any Seller or imposed on any Seller and (1) attributable to the operation of the Business prior to the closing date, (2) attributable to the ownership of the Acquired Assets prior to the closing date, or (3) incurred by a Seller as a result of the transactions contemplated by the Asset Purchase Agreement, none of which Taxes described in subclauses (1) through (3) of the Asset Purchase Agreement shall be included in the closing date working capital calculation; provided, however, that (A) Purchaser’s portion of the transfer taxes under Section 10.3 of the Asset Purchase Agreement, and (B) Seller’s taxes arising from compensation paid or payable by the Sellers to their respective employees on or before the closing date, including but not limited to taxes of Seller arising by reason of Sections 280G or Section 409A of the Internal Revenue Service Code shall be deemed Assumed Liabilities and shall be included in the closing date working capital calculation;

(g)	any liability to any holder of any shares of the capital stock or other securities of any Seller, or any option to purchase any of the foregoing (including, but not limited to, the Convertible Senior Notes);

(h)	any liability for indebtedness;

(i)	any liability arising out of or with respect to the First Amended Joint Plan of Reorganization of Syratech Corporation, effective June 3, 2005, as filed with the United States Bankruptcy Court for the District of Massachusetts (Eastern Division) (the “Plan”), including any liability related to the settlement of any claims under and pursuant to the Plan), regardless of when occurring;

(j)	any liability relating to, resulting from, or arising out of, any operation of the Sellers other than the Business or any former operation of the Business that has been discontinued or disposed of prior to the closing;

(k)	any liability related to any intercompany arrangements; and

(l)	except as expressly provided in Section 2.4 of the Asset Purchase Agreement, attributable to or arising out of the ownership or operations of the Sellers, any Acquired Assets or the Business prior to the closing.

In addition, pursuant to Asset Purchase Agreement, the Sellers, and not the Purchaser, shall be responsible for any change in control obligations provided for in any current employment agreements.

As consideration for the assets the Purchaser paid at closing $37,000,000, plus an additional net working capital payment of $5,140,500, for a total cash payment of $42,140,500.

In addition to the cash paid at closing, Lifetime issued 439,676 shares of the Company’s Common Stock the equivalent of Twelve Million Five Hundred Thousand Dollars $12,500,000 to the Sellers.

The cash paid at the closing was funded through the Company’s credit facility.

The information provided in this Item 2.01 is qualified in its entirety by reference to the terms and conditions of the Asset Purchase Agreement, a copy of which was filed by the Company as an exhibit to the Company’s Form 8-K dated March 8, 2006.

Item 9.01. Financial Statements and Exhibits

The financial statements required by this item will be filed by amendment not later than 71 calendar days after the date that this initial report on Form 8-K must be filed.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lifetime Brands, Inc.
By: /s/ Robert McNally
Robert McNally Vice President of Finance and Chief Financial Officer

Date: May 3 , 2006